UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 20, 2019 (May 16, 2019)
Two Harbors Investment Corp.
(Exact name of registrant as specified in its charter)

Maryland	001-34506	27-0312904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

575 Lexington Avenue, Suite 2930 New York, NY 10022
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (612) 629-2500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐
Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Exchange on Which Registered:
Common Stock, par value $0.01 per share	TWO	New York Stock Exchange
8.125% Series A Cumulative Redeemable Preferred Stock	TWO PRA	New York Stock Exchange
7.625% Series B Cumulative Redeemable Preferred Stock	TWO PRB	New York Stock Exchange
7.25% Series C Cumulative Redeemable Preferred Stock	TWO PRC	New York Stock Exchange
7.75% Series D Cumulative Redeemable Preferred Stock	TWO PRD	New York Stock Exchange
7.50% Series E Cumulative Redeemable Preferred Stock	TWO PRE	New York Stock Exchange

Item 5.07           Submission of Matters to a Vote of Security Holders.

Two Harbors Investment Corp. (the “Company”) held its Annual Meeting of Stockholders on May 16, 2019 for the purpose of: (i) electing nine directors to serve on the Company’s board of directors until the 2020 Annual Meeting of Stockholders; (ii) holding an advisory vote relating to executive compensation; and (iii) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

Proposal 1 - Election of Directors

Each of the nine director nominees proposed by the Company’s board of directors was elected to serve as a director until the Company’s 2020 Annual Meeting of Stockholders, or until his or her successor is duly elected and qualified. The voting results for each director nominee were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
E. Spencer Abraham	131,974,765	24,007,315	652,911	82,567,426
James J. Bender	152,219,946	3,763,811	651,234	82,567,426
Karen Hammond	154,345,371	1,661,035	628,585	82,567,426
Stephen G. Kasnet	152,016,640	3,905,693	712,658	82,567,426
William Roth	153,807,224	2,159,744	668,023	82,567,426
W. Reid Sanders	154,007,491	1,942,966	684,534	82,567,426
Thomas E. Siering	153,126,270	2,835,641	673,080	82,567,426
James A. Stern	154,282,616	1,668,799	683,576	82,567,426
Hope W. Woodhouse	154,103,238	1,905,325	626,428	82,567,426

Proposal 2 - Advisory Vote Relating to Executive Compensation

Stockholders approved the advisory resolution on the Company’s executive compensation. The proposal received the following final voting results:

For	Against	Abstain	Broker Non-Votes
147,658,187	7,533,893	1,442,811	82,567,426

Proposal 3 - Ratification of Selection of Independent Registered Public Accounting Firm

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019. The proposal received the following final voting results:

For	Against	Abstain
222,103,177	16,068,961	1,029,891

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO HARBORS INVESTMENT CORP.

	By:	/s/ REBECCA B. SANDBERG
Rebecca B. Sandberg
General Counsel and Secretary

Date: May 20, 2019